CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical)	6 Months Ended
	Jun. 30, 2021 USD ($)	Jun. 30, 2020 USD ($)
Class A
ADS ratio	50	50
Cost of revenue
Share-based compensation expense	$ 133,332	$ 123,596
General and administrative expenses
Share-based compensation expense	855,522	789,019
Research and development expenses
Share-based compensation expense	1,101,542	1,343,182
Sales and marketing expenses
Share-based compensation expense	$ 54,844	$ 109,460